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Exhibit (a)(1)(ii)

SINCLAIR TELEVISION GROUP, INC.

Letter of Transmittal

Pursuant to the Offer to Purchase for Cash
Dated September 20, 2010

Up to $60,000,000 of Sinclair Broadcast Group, Inc.'s

6% Convertible Subordinated Debentures due 2012 (CUSIP No. 829226AV1)

The Depositary for the Offer is:

U.S. Bank National Association

By Regular, Registered or Certified Mail; Hand or Overnight Delivery: 60 Livingston Ave. Saint Paul, Minnesota 55107 Attention: Corporate Trust Services/Specialized Finance
By Facsimile (for Eligible
Institutions only):
(651) 495-8158
Attention: Corporate Trust
Services / Specialized Finance

Fax cover sheets should provide
a call back phone number and
	request a call back, upon receipt	For Information: Banks and Brokers, Call Collect: (651) 495-3630 All Others Call Toll Free: (800) 934-6802

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON MONDAY, OCTOBER 18, 2010, UNLESS EXTENDED (SUCH TIME AND DATE, AS IT MAY BE EXTENDED, THE "EXPIRATION DATE" FOR THE OFFER) OR EARLIER TERMINATED BY THE COMPANY.

        Delivery of this Letter of Transmittal (this "Letter of Transmittal") to an address other than as set forth above, or transmission of instructions via a fax number other than as listed above, will not constitute a valid delivery. Delivery of this Letter of Transmittal to The Depository Trust Company ("DTC"), Sinclair Television Group, Inc., a Maryland corporation (the "Company"), or Sinclair Broadcast Group, Inc., a Maryland corporation ("Sinclair"), does not constitute delivery to the Depositary. Deliveries to the Company or J.P. Morgan Securities LLC (the "Dealer Manager") will not be forwarded to the Depositary and therefore will not constitute valid delivery.

        The instructions contained in this Letter of Transmittal and in the Offer to Purchase should be read carefully before this letter is completed and delivered.

        Capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Offer to Purchase dated September 20, 2010 (as the same may be amended or supplemented from time to time, the "Offer to Purchase") of the Company.

        This Letter of Transmittal is to be completed by a Holder desiring to accept the Offer unless such Holder is accepting the Offer through the Automated Tender Offer Program ("ATOP") of DTC. This Letter of Transmittal need not be completed by a Holder accepting the Offer through ATOP.

        DTC participants that are accepting the Offer must transmit their acceptance to DTC which will verify the acceptance and execute a book-entry delivery to the Depositary's account at DTC. DTC will then send an Agent's Message to the Depositary for its acceptance. Delivery of the Agent's Message by DTC to the Depositary will satisfy the terms of the Offer as to execution and delivery of a Letter of Transmittal by the participant identified in the Agent's Message.

        For a description of certain procedures to be followed in order to tender Securities, see "The Offer—Procedure for Tendering Securities" in the Offer to Purchase and the instructions to this Letter of Transmittal. The Offer is subject to the satisfaction or waiver of the conditions specified in the Offer to Purchase. See "The Offer—Conditions of the Offer; Extension; Amendment; Termination" in the Offer to Purchase for a description of certain conditions of the Offer.

        HOLDERS WHO WISH TO PARTICIPATE IN THE OFFER MUST VALIDLY TENDER (AND NOT VALIDLY WITHDRAW) THEIR SECURITIES ACCORDING TO THE TERMS OF THE OFFER ON OR PRIOR TO THE EXPIRATION DATE.

        There are no guaranteed delivery provisions provided by the Company in conjunction with the Offer. Holders must tender their Securities in accordance with the procedures set forth in the Offer to Purchase.

TENDER OF SECURITIES

Name of Tendering Holder or Institution:

Address:

DTC Account Number (if applicable) :

Transaction Code Number (if applicable) :

Date Tendered:

        Tenders of Securities will be accepted only in principal amounts equal to $1,000 or integral multiples thereof. No alternative, conditional or contingent tenders will be accepted.

DESCRIPTION OF SECURITIES TENDERED

Name of Holder or DTC Participant and Participant's DTC Account Number in which Securities are Held (Please fill in, if blank)*	Aggregate Principal Amount of Securities	Principal Amount Tendered**

*
If not already printed above, the name(s) and address(es) of the DTC participant should be printed exactly as such participant's name appears on a security position listing as the owner of the Securities.

**
Unless otherwise indicated, it will be assumed that the entire aggregate principal amount represented by the Securities specified above is being tendered.

        The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Offer to Purchase and this Letter of Transmittal must be directed to the Dealer Manager or the Information Agent, in each case at the respective addresses and telephone numbers set forth on the back page of this Letter of Transmittal.

        The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Offer.

        YOU MUST SIGN THIS LETTER OF TRANSMITTAL WHERE INDICATED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 PROVIDED BELOW OR THE APPROPRIATE INTERNAL REVENUE SERVICE FORM W-8.

NOTE: SIGNATURES MUST BE PROVIDED BELOW.
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

        Only Holders are entitled to tender their Securities pursuant to the Offer. Any financial institution that is a participant in the DTC system and whose name appears on a security position listing as the record owner of the Securities and who wishes to make book-entry delivery of the Securities as described above must transmit an Agent's Message through DTC's ATOP or transmit to the Depositary a properly completed Letter of Transmittal on or prior to the Expiration Date. Persons who are beneficial owners of the Securities but are not Holders and who seek to tender Securities should contact the Holder of such Securities and instruct such Holder to tender on his or her behalf. See "The Offer—Procedure for Tendering Securities" in the Offer to Purchase.

Ladies and Gentlemen:

        The undersigned hereby tenders to Sinclair Television Group, Inc., a Maryland corporation, upon the terms and subject to the conditions set forth in this Letter of Transmittal, the Offer to Purchase and any related document as they may be amended from time to time (collectively, the "Offer Documents"), receipt of which is hereby acknowledged, the principal amount or amounts of the Securities indicated in the table above under the caption heading "Description of Securities Tendered" under the column heading "Principal Amount Tendered" within such table (or, if nothing is indicated therein, with respect to the entire aggregate principal amount represented by the Securities described in such table). The undersigned agrees to all of the terms and conditions herein and in the Offer Documents.

        The undersigned acknowledges and agrees that the tender of Securities made hereby may not be withdrawn after the Expiration Date.

        Subject to, and effective upon, the acceptance for purchase of, and payment for, the principal amount of Securities tendered herewith in accordance with the terms and subject to the conditions of the Offer, the undersigned hereby:

  •
  irrevocably sells, assigns and transfers to, or upon the order of, the Company, all right, title and interest in and to all of the Securities tendered hereby subject to and effective upon acceptance for purchase of, and payment for, the Securities of each series tendered herewith;

  •
  waives any and all other rights with respect to such Securities (including, without limitation, any existing or past defaults and their consequences in respect of the Securities and the Indenture);

  •
  releases and discharges Sinclair and its affiliates from any and all claims such Holders may have now, or may have in the future, arising out of, or related to, such Securities, including, without limitation, any claims that the undersigned is entitled to receive additional principal or interest payments with respect to such Securities, to participate in any redemption or defeasance of the Securities or to any of the benefits under the indenture pursuant to which the Securities were issued;

  •
  irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Depositary also acts as the agent of the Company) with respect to such Securities, with full powers of substitution and revocation (such power of attorney being deemed to be an irrevocable power coupled with an interest), to:

  •
  present such Securities and all evidences of transfer and authenticity to, or transfer ownership of such Securities on the account books maintained by DTC to, or upon the order of, the Company;

  •
  present such Securities for transfer of ownership on the books of Sinclair; and

    •
    receive all benefits and otherwise exercise all rights of beneficial ownership of such Securities (except that the Depositary will have no rights to, or control over, funds from the undersigned, except as agent for the tendering Holders, for the payment of Securities tendered pursuant to the Offer and any accrued interest, as determined pursuant to the terms of this Offer, on any tendered Securities that are purchased by the Company);

all in accordance with the terms and conditions of the Offer as described in the Offer to Purchase.

        If the undersigned is not the DTC participant for whose account such Securities are held, then the undersigned has obtained a properly completed irrevocable proxy that authorizes the undersigned (or the undersigned's legal representative or attorney-in-fact) to tender such Securities on behalf of the Holder thereof, and such proxy is being delivered with this Letter of Transmittal.

        The undersigned acknowledges and agrees that a tender of Securities pursuant to any of the procedures described in the Offer to Purchase and in the instructions hereto and an acceptance of such Securities by the Company (subject to the right to withdraw tendered Securities in accordance with the withdrawal procedures as set forth in the Offer to Purchase) will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer to Purchase and this Letter of Transmittal, which agreement will be governed by, and construed in accordance with, the laws of the State of New York.

        For purposes of the Offer, the undersigned understands that the Company will be deemed to have accepted for payment validly tendered Securities (or defectively tendered Securities with respect to which the Company has waived such defect(s)) if, as and when the Company gives oral or written notice thereof to the Depositary. If the Maximum Tender Amount is adequate to purchase some, but not all, of the aggregate principal amount of the Securities validly tendered and not validly withdrawn, the amount of Securities that will be accepted for payment will be prorated based on the aggregate principal amount of Securities validly tendered and not validly withdrawn in the Offer. Subject to any required notice under applicable law, we may increase the Maximum Tender Amount at our sole discretion.

        The undersigned understands that, under certain circumstances and subject to the certain conditions specified in the Offer Documents (each of which, subject to applicable law, the Company may waive), the Company may not be required to accept for payment any of the Securities tendered. Any Securities not accepted for payment will be returned promptly to the undersigned at the address set forth above unless otherwise listed in the box below labeled "Special Delivery Instructions."

        The undersigned understands that the delivery and surrender of the Securities is not effective, and the risk of loss of the Securities does not pass to the Depositary, until receipt by the Depositary of this Letter of Transmittal (or facsimile hereof) properly completed and duly executed, together with all accompanying evidences of authority and any other required documents in form satisfactory to the Company, or in the case of Securities tendered through DTC's ATOP, of a properly transmitted Agent's Message. All questions as to the form of documents and the validity (including time of receipt) and acceptance of tenders and withdrawals of the Securities will be determined by the Company, in its sole and absolute discretion, which determination shall be final and binding. The Company reserves the absolute right to reject any or all tenders of any Securities determined by it not to be in proper form or if the acceptance of or payment for such Securities may, based on the advice of the Company's counsel, be unlawful. The Company also reserves the absolute right, in its sole discretion, to waive or amend any condition to the Offer that it is legally permitted to waive or amend and waive any defect or irregularity in any tender or withdrawal with respect to Securities of any particular Holder, whether or not similar defects or irregularities are waived in the case of other Holders. In the event that a condition is waived with respect to any particular Holder the Securities, the same condition will be waived with respect to all Holders of the Securities. The Company's interpretation of the terms and conditions of the Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding. None of the Company, Sinclair, the Depositary, the Information Agent or the Dealer Manager will be under any duty to give notice of any defects or irregularities in tenders or any notices of withdrawal or will incur any liability for failure to give any such notice.

        The undersigned hereby represents and warrants and covenants that:

  •
  in evaluating the Offer and in making its decision whether to participate in the Offer and tender its Securities, the undersigned has made its own independent appraisal of the matters referred to in the Offer Documents and it is not relying on any statement, representation or warranty, express or implied, made to it by the Company, Sinclair or its affiliates, the Dealer Manager, the Information Agent or the Depositary, that is not contained in the Offer Documents, as amended or supplemented through the Expiration Date;

  •
  the tendered Securities are at the time of acceptance, and will continue to be until the payment on the Settlement Date or the termination or withdrawal of the Offer, or, in the case of Securities in respect of which the tender has been withdrawn, the date on which such tender is validly withdrawn, held by the undersigned;

  •
  the undersigned acknowledges that all authority conferred or agreed to be conferred pursuant to these representations, warranties and undertakings and every obligation of the undersigned shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned;

  •
  the undersigned has full power and authority to tender, sell, assign and transfer the Securities tendered hereby;

  •
  when such tendered Securities are accepted for payment and paid for by the Company pursuant to the Offer, the Company will acquire good, indefeasible and unencumbered title thereto, with full title guarantee free and clear of all liens, restrictions, charges, interests and encumbrances and not subject to any adverse claim or right, and together with all rights attached thereto;

  •
  the undersigned will not sell, pledge, hypothecate or otherwise encumber or transfer any of the Securities tendered hereby from the date such Securities are tendered, and any such sale, pledge, hypothecation or encumbrance or transfer will be null and void and the undersigned will be solely liable for any claims arising out of such a transaction after tendering the Securities; and

  •
  the undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Securities tendered hereby.

        Further, the undersigned represents and warrants and covenants that the authority conferred or agreed to be conferred by this Letter of Transmittal shall not be affected by, and all such authority shall survive, the death or incapacity of the undersigned (if an individual) or the dissolution, liquidation or wind-up (if a legal entity), and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned and any subsequent transferees of the Securities.

  •
  In consideration for the purchase of the Securities pursuant to the Offer, the undersigned hereby waives, releases, forever discharges and agrees not to sue the Company, and its former, current or future trustees, officers, employees, agents, subsidiaries, affiliates, stockholders, predecessors, successors, assigns or other representatives as to any and all claims, demands, causes of action and liabilities of any kind and under any theory whatsoever, whether known or unknown (excluding any liability arising under U.S. federal securities laws in connection with the Offer), by reason of any act, omission, transaction or occurrence, that the undersigned ever had, now has or hereafter may have against the Company as a result of or in any manner related to the undersigned's purchase, ownership or disposition of the Securities pursuant to the Offer (including, without limitation, any claims that such Holder is entitled to receive additional principal or interest payments with respect to the Securities or to participate in any redemption or defeasance of the Securities).

        Without limiting the generality or effect of the foregoing, upon the purchase of Securities pursuant to the Offer, the Company shall obtain all rights relating to the undersigned's ownership of Securities (including, without limitation, the right to all interest payable on the Securities) and any and all claims relating thereto.

        The undersigned further understands that:

  •
  the valid tender of Securities pursuant to any of the procedures described in the Offer to Purchase and in the instructions to this Letter of Transmittal constitutes the undersigned's acceptance of the terms and conditions of the Offer; the Company will be deemed to have accepted for payment validly tendered Securities if, as and when the Company gives written notice thereof to the Depositary; the Company's acceptance of the Securities will constitute a binding agreement between the undersigned and the Company on the terms and subject to the conditions of the Offer;

  •
  tenders of Securities may be withdrawn or revoked by written notice of withdrawal or revocation received by the Depositary at any time on or prior to the Expiration Date or if we have not accepted them for payment prior to November 16, 2010, but no payment shall be made in respect of such Securities so withdrawn;

  •
  under the circumstances set forth in the Offer to Purchase, the Company expressly reserves the right, in its sole discretion, to amend, modify or waive at any time, or from time to time, the terms of the Offer in any respect, including waiver of any conditions to consummation of the Offer; and terminate the Offer at any time and from time to time, upon the occurrence, prior to the Expiration Date, of any of the events set forth in the Offer to Purchase and to extend the period of time during which the Offer is open and thereby delay acceptance for payment of, and payment for, any Securities by notifying the Depositary and making a public announcement thereof. During any such extension, all Securities previously tendered and not properly withdrawn will remain subject to the Offer and to the rights of a tendering Holder to withdraw such Holder's Securities;

  •
  the Company has advised the undersigned to consult with the undersigned's own advisors as to the consequences of tendering Securities pursuant to the Offer; and

  •
  THE OFFER IS NOT BEING MADE TO (NOR WILL TENDERS OF SECURITIES BE ACCEPTED FROM OR ON BEHALF OF) HOLDERS IN ANY JURISDICTION IN WHICH THE MAKING OR ACCEPTANCE OF THE OFFER WOULD NOT BE IN COMPLIANCE WITH THE LAWS OF THAT JURISDICTION.

        Unless otherwise indicated herein under "Special Delivery Instructions," the undersigned hereby requests that payment for the purchase price together with accrued and unpaid interest from the last interest payment date to, but not including, the Settlement Date be made to, and any Securities representing principal amounts not accepted for payment be delivered by credit to the account at DTC appearing under "Description of Securities Tendered."

        If payment for the purchase price together with accrued and unpaid interest from the last interest payment date to, but not including, the Settlement Date, is to be made to an account maintained at DTC other than that appearing under "Description of Securities Tendered" and/or an account maintained at DTC other than that appearing under "Description of Securities Tendered" is to be credited with any Securities not accepted for purchase, the box entitled "Special Delivery Instructions" on this Letter of Transmittal should be completed. The undersigned recognizes that the Company has no obligation pursuant to the "Special Delivery Instructions" box to transfer any Securities from the names of the registered holder(s) thereof if the Company does not accept for purchase any of the principal amount of such Securities so tendered or if provision for payment of any applicable transfer taxes is not made.

        In the event of a termination of the Offer, the respective tendered Securities will promptly be credited to such Holder's account through DTC and such Holder's DTC participant, unless otherwise indicated under "Special Delivery Instructions."

        For a withdrawal of a tender of Securities to be effective, a written or facsimile transmission notice of withdrawal must be received by the Depositary on or prior to the Expiration Date by mail, fax or hand delivery or by a properly transmitted "Request Message" through ATOP. Any such notice of withdrawal must:

  •
  specify the name of the participant for whose account such Securities were tendered and such participant's account number at DTC to be credited with the withdrawn Securities;

  •
  contain a description of the Securities to be withdrawn and the aggregate principal amount represented by such Securities; and

  •
  be signed by the Holder of such Securities in the same manner as the original signature on any Letter of Transmittal, including any required signature guarantees (or, in the case of acceptances tendered by a DTC participant through ATOP, be signed by such participant in the same manner as the participant's name is listed on the applicable Agent's Message), or be accompanied by (1) documents of transfer sufficient to have the Depositary register the transfer of the Securities into the name of the person withdrawing such Securities and (2) a properly completed irrevocable proxy that authorizes such person to effect such revocation on behalf of such Holder.

[Special Delivery Instructions and Signature Page Follow]

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 2, 3 and 7)

To be completed ONLY if payment for the purchase price together with accrued and unpaid interest from the last interest payment date to, but not including, the Settlement Date, is to be made to an account maintained at DTC other than that appearing under "Description of Securities Tendered" and/or an account maintained at DTC other than that appearing under "Description of Securities Tendered" is to be credited with any Securities not accepted for purchase within this Letter of Transmittal.

☐
Check here to direct a credit of Securities not accepted for purchase delivered by book-entry transfer to an account at DTC.

☐
Check here to direct payment of the purchase price together with accrued and unpaid interest from the last interest payment date to, but not including, the Settlement Date to an account at DTC.

DTC Account No.:

Number of Account Party:

PLEASE COMPLETE AND SIGN BELOW

(This page is to be completed and signed by all accepting Holders unless accepting through DTC's ATOP system.)

        By completing, executing and delivering this Letter of Transmittal, the undersigned hereby accepts the offer with respect to the principal amount of the Securities listed in the box above labeled "Description of Securities Tendered" under the column heading "Principal Amount Tendered."

Signature(s):

(Must be signed exactly as the participant's name appears on a security position listing as the owner of such Securities. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth the full title and see Instruction 1.)

Dated:

Name(s):
(Please Print)

Capacity (Full Title):

Address:

(Including Zip Code)

Area Code and Telephone Number:

Tax Identification or Social Security Number:

(REMEMBER TO COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9 OR
APPROPRIATE W-8, AS APPLICABLE)

MEDALLION SIGNATURE GUARANTEE
(ONLY IF REQUIRED—SEE INSTRUCTION 3)

Authorized Signature of Guarantor:

Name of Firm:

Address:

Area Code and Telephone Number:

[Place Seal Here]

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Offer to Purchase

        1.    Delivery of this Letter of Transmittal and Book-Entry Confirmations.    This Letter of Transmittal is to be completed by Holders if tender of the Securities is to be made by book-entry transfer to the Depositary's account at DTC pursuant to the procedures set forth under "Procedure for Tendering Securities" in the Offer to Purchase, and acceptances of the Offer are not being transmitted through ATOP. A book-entry transfer into the Depositary's account at DTC of all Securities delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) or a properly transmitted Agent's Message and any other required documents, must be received by the Depositary at its address set forth herein prior to the Expiration Date. Delivery of the documents to DTC does not constitute delivery to the Depositary.

        No purchase price will be paid to Holders who tender Securities after the Expiration Date. The method of delivery of this Letter of Transmittal and all other required documents to the Depositary is at the election and risk of Holders. If such delivery is by mail, it is suggested that Holders use properly insured registered mail, return receipt requested, and that the mailing be sufficiently in advance of the Expiration Date to permit delivery to the Depositary prior to such date. The delivery will be deemed made when actually received or confirmed by the Depositary. This Letter of Transmittal and the Securities should be sent only to the Depositary, not to the Company, DTC, the Information Agent or the Dealer Manager.

        There are no guaranteed delivery procedures provided for by the Company under the terms of the Offer.

        2.    Signatures on Letter of Transmittal, Instruments of Transfer and Endorsements.    If this Letter of Transmittal is signed by a participant in DTC whose name is shown on a security position listing as the owner of the Securities, the signature must correspond with the name shown on the security position listing as the owner of such Securities.

        If this Letter of Transmittal is signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of such person's authority to so act must be submitted.

        Unless this Letter of Transmittal is signed by the participant in DTC whose name appears on a security position listing as the owner of such Securities, this Letter of Transmittal must be accompanied by a duly completed proxy entitling the signer to accept the Offer on behalf of such participant, and such proxy must be signed exactly as the name or names of such participant appears on a security position listing as the owner of such Securities; signatures on such proxy must be guaranteed by a Medallion Signature Guarantor (as defined below), unless the signature is that of an Eligible Institution.

        Beneficial owners whose Securities are registered in the name of a broker, dealer, commercial bank, depository, trust company or other nominee must contact such nominee if they desire to accept the Offer with respect to the Securities so registered.

        3.    Signature Guarantees.    Unless the Securities are being tendered for the account of an Eligible Institution, you must have signatures guaranteed by an Eligible Institution that participates in one of the following "Medallion" signature guarantee programs (each such entity, a "Medallion Signature Guarantor"): (a) the Securities Transfer Agents Medallion Program (STAMP); (b) the Stock Exchanges Medallion Program (SEMP); or (c) the New York Stock Exchange Medallion Signature Program (MSP).

        4.    Transfer Taxes.    The Company will pay or cause to be paid any transfer taxes with respect to the transfer and sale of Securities to it, or to its order, pursuant to the Offer. If payment is to be made to, or if Securities not purchased are to be credited to the DTC account of, any persons other than the Holders, or if tendered Securities are registered in the name of any persons other than the persons signing this Letter of Transmittal, the amount of any transfer taxes (whether imposed on the Holder or such other person) payable on account of the transfer to such other person will be deducted from the payment unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

        5.    Requests for Assistance or Additional Copies.    Any questions or requests for assistance or additional copies of the Offer to Purchase, this Letter of Transmittal or related materials may be directed to the Information Agent at its telephone number set forth on the back cover of the Offer to Purchase. A Holder may also contact the Dealer Manager at the telephone numbers set forth on the back cover of the Offer to Purchase or such Holder's broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

        6.    Withdrawal of Tenders.    The Securities tendered pursuant to the Offer may be withdrawn at any time on or prior to the Expiration Date or if we have not accepted them for payment prior to November 16, 2010, but no consideration shall be payable in respect of such Securities so withdrawn. See "The Offer—Withdrawal of Tenders" in the Offer to Purchase for a full discussion of withdrawal of tenders.

        Holders who wish to exercise their right of withdrawal with respect to the Offer to Purchase must give written notice of withdrawal, delivered by mail, hand delivery or manually signed facsimile transmission, or a properly transmitted "Request Message" through ATOP, which notice must be received by the Depositary at its address set forth on the cover of this Letter of Transmittal on or prior to the Expiration Date or, if we have not accepted the Securities for payment, at any time after November 16, 2010. In order to be valid, a notice of withdrawal must include the items listed in the Offer to Purchase. Holders may not rescind withdrawals of tendered Securities. However, validly withdrawn Securities may be retendered by following the procedures therefor described elsewhere in the Offer to Purchase at any time on or prior to the Expiration Date.

        7.    Special Payment and Special Delivery Instructions.    If payment for the purchase price together with accrued and unpaid interest from the last interest payment date to, but not including, the Settlement Date, is to be made to an account maintained at DTC other than that appearing under "Description of Securities Tendered" and/or an account maintained at DTC other than that appearing under "Description of Securities Tendered" is to be credited with any Securities not accepted for purchase, the box entitled "Special Delivery Instructions" on this Letter of Transmittal should be completed. In the case of payment to a different DTC account, the taxpayer identification or social security number of the person named must also be indicated. If no such instructions are given, payment for the purchase price together with accrued and unpaid interest from the last interest payment date to, but not including, the Settlement Date and Securities not accepted for purchase will be returned by crediting the account at DTC designated above.

        8.    Waiver of Conditions.    The Company reserves the right, in its sole and absolute discretion, except subject to applicable law, to amend or waive any of the conditions to the Offer to Purchase in respect of any of the Securities tendered, in whole or in part. Notwithstanding any other provisions of the Offer, the Company has the right, in its sole and absolute discretion, to terminate the Offer at any time.

        9.    Taxpayer Identification Number; Backup Withholding.    Federal income tax law imposes "backup withholding" unless a tendering U.S. Holder (as defined in the Offer to Purchase), and, if applicable, each other payee, has provided such holder's or payee's correct taxpayer identification number ("TIN") which, in the case of a holder or payee who is an individual, is his or her social security number, and certain other information, or otherwise establishes a basis for exemption from backup withholding and certifies these facts under penalties of perjury. Completion of the attached Substitute Form W-9 should be used for this purpose. If the Depositary is not provided with the correct TIN, the holder or payee may be subject to a $50 penalty imposed by the Internal Revenue Service ("IRS"). Exempt holders and payees (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and information reporting requirements, provided that they properly demonstrate their eligibility for exemption. Exempt U.S. Holders should furnish their TIN, check the exemption in Part 2 of the attached Substitute Form W-9, and sign, date and return the Substitute Form W-9 to the Depositary. A Non-U.S. Holder (as defined in the Offer to Purchase) should not use the Substitute Form W-9. Instead, in order for a Non-U.S. Holder to qualify as an exempt recipient, that Non-U.S. Holder should submit the appropriate IRS Form W-8 (which is available from the Depositary or at www.irs.gov) signed under penalties of perjury, attesting to that Non-U.S. Holder's foreign status. A Non-U.S. Holder's failure to submit the appropriate Form W-8 may require the Depositary to backup withhold 28% on any payments made pursuant to the Offer to Purchase.

        Failure by a U.S. Holder to complete the Substitute Form W-9 may require the Depositary to backup withhold at 28% of the amount of any payments made pursuant to the Offer to Purchase. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained, provided that the required information is furnished to the IRS on a timely basis.

        A U.S. Holder (or other payee) should write "Applied For" in the space for the TIN provided in Part 1 of the attached Substitute Form W-9 and must also complete the attached "Certificate of Awaiting Taxpayer Identification Number" if such U.S. Holder (or other payee) has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the Depositary is not provided with a TIN by the time of payment, the Depositary may backup withhold 28% on payments made pursuant to the Offer to Purchase. A U.S. Holder who writes "Applied For" in the space in Part 1 in lieu of furnishing his or her TIN should furnish the Depositary with such holder's TIN as soon as it is received.

        For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a TIN if you do not have one and how to complete the Substitute Form W-9 if the Securities are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

        FAILURE TO COMPLETE SUBSTITUTE FORM W-9, IRS FORM W-8 OR OTHER APPROPRIATE DOCUMENTATION MAY RESULT IN BACKUP WITHHOLDING AT THE RATE DESCRIBED ABOVE ON ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER TO PURCHASE.

        10.    Irregularities.    All questions as to the validity, form, eligibility (including time of receipt) and acceptance of any tendered Securities pursuant to any of the procedures described above will be determined by the Company in the Company's sole and absolute discretion (whose determination shall be final and binding). Alternative, conditional or contingent tenders will not be considered valid. The Company expressly reserves the right, in its sole and absolute discretion, subject to applicable law, to reject any or all tenders of Securities determined by it not to be in proper form or if the acceptance for purchase of, or payment for, such Securities may, in the opinion of the Company or its counsel, be unlawful. The Company also reserves the absolute right, in its sole and absolute discretion, subject to applicable law, to waive or amend any of the conditions of the Offer or to waive any defect or irregularity in any tender with respect to any Securities of any particular Holder, whether or not similar defects or irregularities are waived in the case of other Holders. In the event that a condition is waived with respect to any particular Holder of the Securities, the same condition will be waived with respect to all Holders of the Securities. The Company's interpretation of the terms and conditions of the Offer

(including this Letter of Transmittal and the instructions hereto) will be final and binding. Any defect or irregularity in connection with tenders of Securities must be cured within such time as the Company determines, unless waived by the Company. Tenders of Securities shall not be deemed to have been made until all defects or irregularities have been waived by the Company or cured. None of the Company, Sinclair, the Depositary, the Information Agent or the Dealer Manager will be under any duty to give notice of any defects or irregularities in tenders or any notices of withdrawal or will incur any liability for failure to give any such notice.

PAYER'S NAME: U.S. Bank National Association

SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service Payer's Request for Taxpayer Identification Number ("TIN") and Certification

Name (as shown on your income tax return)

 Business Name, if different from above

 Check appropriate box:

☐ Individual/Sole proprietor          ☐ Corporation        ☐ Partnership

☐ Limited Liability Company
If Limited Liability Company, enter the tax classification
(D=disregarded entity; C=corporation; P=partnership)

☐ Other

 Address (Number and Street)

 City, State and ZIP Code

	PART 1—Taxpayer Identification Number—Please provide your TIN in the box at right and certify by signing and dating below. If awaiting TIN, write "Applied For" and sign and date the "Certificate of Awaiting Taxpayer Identification Number" below.	Social Security Number OR Employer Identification Number

PART 2—For Payees Exempt from Backup Withholding—Check the box if you are NOT subject to backup withholding and certify by signing and dating below. ☐

PART 3—Certification—Under penalties of perjury, I certify that:

(1)  The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me),

(2)  I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3)  I am a U.S. person (including a U.S. resident alien).

Certification Instructions.—You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. However, if after being notified by the IRS stating that you were subject to backup withholding you received another notification from the IRS stating you are no longer subject to backup withholding, do not cross out item 2.

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.
SIGNATURE DATE

You should complete the following certificate if you wrote "Applied For" in Part 1 of this Substitute W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all reportable payments made to me will be withheld.

Signature                                                                                             Date                                                                 , 2010

 GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

        Guidelines For Determining the Proper Identification Number to Give the Payer—Social Security Numbers ("SSNs") have nine digits separated by two hyphens: i.e., 000-00-0000. Employer Identification Numbers ("EINs") have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All "section" references are to the Internal Revenue Code of 1986, as amended. "IRS" is the Internal Revenue Service.

For this type of account:		GIVE THE NAME AND SOCIAL SECURITY NUMBER of—	For this type of account:		GIVE THE NAME AND EMPLOYER IDENTIFICATION NUMBER of—

1.	Individual	The individual	6.	Single-member LLC (or other disregarded entity) not owned by an individual	The owner
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account (1)	7.	A valid trust, estate, or pension trust	Legal entity(4)
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)	8.	Corporation or LLC electing corporate status on Form 8832	The corporation or LLC
4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee(1)	9.	Association, club, religious, charitable, educational or other tax-exempt organization	The organization
	b. The so-called trust account that is not a legal or valid trust under State law	The actual owner(1)
5.	Sole proprietorship or single-member LLC (or other disregarded entity) owned by an individual	The owner(3)	10.	Partnership or multi-member LLC treated as a partnership	The partnership or LLC
			11.	A broker or registered nominee	The broker or nominee
			12.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)
List first and circle the name of the person whose SSN you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

(2)
Circle the minor's name and furnish the minor's SSN.

(3)
You must show your individual name and you may also enter your business or "doing business as" name. You may use either your SSN or EIN (if you have one). If you are a sole proprietor, the Internal Revenue Service encourages you to use your SSN.

(4)
List first and circle the name of the legal trust, estate or pension trust. (Do not furnish the Taxpayer Identification Number of the personal representative or trustee unless the legal entity itself is not designated in the account title).

NOTE: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Purpose of Form

A person who is required to file an information return with the IRS must get your correct Taxpayer Identification Number ("TIN") to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an individual retirement account. Use Substitute Form W-9 to give your correct TIN to the requester (the person requesting your TIN) and, when applicable, (1) to certify the TIN you are giving is correct (or you are waiting for a number to be issued), (2) to certify you are not subject to backup withholding, or (3) to claim exemption from backup withholding if you are an exempt payee. The TIN provided must match the name given on the Substitute Form W-9.

How to Get a TIN

If you do not have a TIN, apply for one immediately. To apply for an SSN, obtain Form SS-5, Application for a Social Security Card, at the local office of the Social Security Administration or get this form on-line at www.ssa.gov/online/ss-5.pdf. You may also get this form by calling 1-800-772-1213. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer ID Numbers under Starting a Business. Use Form W-7, Application for IRS Individual Taxpayer Identification Number ("ITIN"), to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can get Forms W-7 and SS-4 from the IRS by calling 1-800-TAX-FORM (1-800-829-3676) or from the IRS web site at www.irs.gov.

If you do not have a TIN, write "Applied For" in Part 1, sign and date the form, and give it to the payer. For interest and dividend payments and certain payments made with respect to readily tradable instruments, you will generally have 60 days to get a TIN and give it to the payer. If the payer does not receive your TIN within 60 days, backup withholding, if applicable, will begin and continue until you furnish your TIN.

Note: Writing "Applied For" on the form means that you have already applied for a TIN OR that you intend to apply for one soon. As soon as you receive your TIN, complete another Form W-9, include your TIN, sign and date the form, and give it to the payer.

CAUTION:    A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8, Certificate of Foreign Status.

Payees Exempt from Backup Withholding

Individuals (including sole proprietors) are NOT exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

Note: If you are exempt from backup withholding, you should still complete Substitute Form W-9 to avoid possible erroneous backup withholding. If you are exempt, enter your correct TIN in Part 1, check the "Exempt" box in Part 2, and sign and date the form. If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8, Certificate of Foreign Status.

The following is a list of payees that may be exempt from backup withholding and for which no information reporting is required. For interest and dividends, all listed payees are exempt except for those listed in item (9). For broker transactions, payees listed in (1) through (13) and any person registered under the Investment Advisers Act of 1940 who regularly acts as a broker are exempt. Payments subject to reporting under sections 6041 and 6041A are generally exempt from backup withholding only if made to payees described in items (1) through (7). However, the following payments made to a corporation (including gross proceeds paid to an attorney under section 6045(f), even if the attorney is a corporation) and reportable on Form 1099-MISC are not exempt from backup withholding: (i) medical and health care payments, (ii) attorneys' fees, and (iii) payments for services paid by a federal executive agency. Only payees described in items (1) through (5) are exempt from backup withholding for barter exchange transactions and patronage dividends.

(1)
An organization exempt from tax under section 501(a), or an individual retirement account ("IRA"), or a custodial account under section 403(b)(7), if the account satisfies the requirements of section 401(f)(2).

(2)
The United States or any of its agencies or instrumentalities.

(3)
A state, the District of Columbia, a possession of the United States, or any of their subdivisions or instrumentalities.

(4)
A foreign government, a political subdivision of a foreign government, or any of their agencies or instrumentalities.

(5)
An international organization or any of its agencies or instrumentalities.

(6)
A corporation.

(7)
A foreign central bank of issue.

(8)
A dealer in securities or commodities registered in the United States, the District of Columbia, or a possession of the United States.

(9)
A futures commission merchant registered with the Commodity Futures Trading Commission.

(10)
A real estate investment trust.

(11)
An entity registered at all times during the tax year under the Investment Company Act of 1940.

(12)
A common trust fund operated by a bank under section 584(a).

(13)
A financial institution.

(14)
A middleman known in the investment community as a nominee or custodian.

(15)
An exempt charitable remainder trust, or a non-exempt trust described in section 4947.

Exempt payees described above should file the Substitute Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, CHECK THE "EXEMPT" BOX IN PART 2 ON THE FACE OF THE FORM IN THE SPACE PROVIDED, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

Certain payments that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N, and their regulations.

Privacy Act Notice.    Section 6109 of the Internal Revenue Code requires you to give your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia and U.S. possessions to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, or to federal and state agencies to enforce federal nontax criminal laws and to combat terrorism.

You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividends, and certain other payments to a payee who does not give a TIN to a payer. The penalties described below may also apply.

Penalties

Failure to Furnish TIN.    If you fail to furnish your correct TIN to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil Penalty for False Information With Respect to Withholding.    If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

Criminal Penalty for Falsifying Information.    Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs.    If the payer discloses or uses TINs in violation of federal law, the payer may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION, CONTACT YOUR TAX ADVISOR OR THE INTERNAL REVENUE SERVICE.

        In order to tender, a Holder should send or deliver a properly completed and signed Letter of Transmittal and any other required documents to the Depositary at the address set forth below or tender pursuant to DTC's ATOP.

The Depositary for the Offer is:

U.S. Bank National Association

By Regular, Registered or Certified Mail:
Hand or Overnight Delivery

60 Livingston Ave.
Saint Paul, Minnesota 55107
 Attention: Corporate Trust Services / Specialized Finance

By Facsimile (for Eligible Institutions only):
(651) 495-8158
Attention: Corporate Trust Services / Specialized Finance

Fax cover sheets should provide a call back phone number
and request a call back, upon receipt.

For Information:

Banks and Brokers, Call Collect:
(651) 495-3630

All Others Call Toll Free:
(800) 934-6802

        Any questions or requests for assistance may be directed to the Dealer Manager at its address and telephone numbers set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal and related materials may be obtained from the Information Agent at the address, email address or telephone numbers set forth below. A Holder may also contact such Holder's broker, dealer, custodian bank, depository, trust company or other nominee for assistance concerning the Offer to Purchase.

The Information Agent for the Offer is:

105 Madison Avenue
New York, New York 10016
(212) 929-5500 (Call Collect)
or
 Call Toll-Free (800) 322-2885
Email: tenderoffer@mackenziepartners.com

The Dealer Manager for the Offer is:

J.P. Morgan Securities LLC
383 Madison Avenue, 3rd Floor
New York, New York 10179
Attention: High Yield Syndicate
(800) 261-5767 (toll free)
(212) 270-3394 (collect)

QuickLinks

  Exhibit (a)(1)(ii)
GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9